Exhibit 99

[Four Seasons Hotels Inc. logo]

                                  CERTIFICATION

We, John Young and Douglas Ludwig, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 11-K of the Four Seasons Hotels Retirement Benefit Plan for the fiscal year-ended December 31, 2002 (the "Annual Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) information contained in the Annual Report fairly presents, in all material respects, the Statement of Net Assets Available for Plan Benefits and the Statements of Changes in Net Assets Available for Plan Benefits of the Four Seasons Hotels Retirement Benefit Plan.



Dated: July 14, 2003


/s/ John Young                                       /s/ Douglas Ludwig
-------------------------                            --------------------------
John Young                                                       Douglas Ludwig
Executive V.P., Human Resources                         Chief Financial Officer